                                                                    Exhibit 99.4


ELECTION FORM                            RETURN THIS FORM IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST
                                         COMPANY, P. O. BOX 2042, NEW YORK, NY  10272-2042

STERLING FINANCIAL CORPORATION
                                         DO NOT MAIL THIS ELECTION FORM TO STERLING FINANCIAL OR EQUIPMENT FINANCE, INC.
EQUIPMENT FINANCE, INC.
                                         DIRECT ANY QUESTIONS TO   1-800-937-5449


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1.    ABOUT YOU AND YOUR EQUIPMENT FINANCE COMMON SHARES - Indicate any address change below
--------------------------------------------------------------------------------
                  Common Stock Certificate Number             Number of Shares





                                  Total Shares

If you hold more certificates in the same name(s) which are not shown above, please submit them with this form and attach a listing of the additional certificate numbers.

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2.     ELECTION AND REQUIRED SIGNATURES (Select only one option)
--------------------------------------------------------------------------------
I HEREBY ELECT TO RECEIVE THE FOLLOWING AS CONSIDERATION FOR MY SHARES OF EQUIPMENT FINANCE COMMON STOCK AND AM AWARE THAT I MAY NOT RECEIVE THE CONSIDERATION I HAVE REQUESTED: (check only one box)

   [ ] STOCK ELECTION - Each share of Equipment Finance common      [ ] CASH ELECTION - Each share of Equipment Finance common stock
   stock converted into 0.5674 shares of Sterling Financial         converted into cash payment of $12.48 per share.
   Corporation common stock per share.

   [ ] MIXED ELECTION  -                                            [ ] NON-ELECTION - You will be deemed to have made a
   _______________ Shares of Equipment Finance common stock             NON-ELECTION if:
   (insert number) converted into 0.5674 shares of Sterling          A.  No choice is indicated above.
                   Financial Corporation common stock per share.     B.  You fail to follow the instructions on this Election Form or otherwise fail properly to make an election; or
   _______________ Shares of Equipment Finance common stock          C.  A completed Election Form is not actually received
   (insert number) converted into cash payment $12.48 per share.         by FEBRUARY 2, 2002 the Election Deadline.

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REQUIRED SIGNATURES - All shareholders must sign below. The shareholder whose
Social Security Number or Employer Identification Number appears to the right must sign the W-9 Certification.

X _____________________________________________________________
Signature of Shareholder                             Date

X _____________________________________________________________
Signature of Shareholder                             Date
(if joint account)

X _____________________________________________________________
Daytime Phone Number, including Area Code


--------------------------------------------------------------------------------

SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER

                              ___________________

W-9 CERTIFICATION - I certify under penalties of perjury that the number shown above is my correct Taxpayer Identification Number (TIN), that I have entered the correct TIN or that I am waiting for a TIN to be issued to me and I am not subject to withholding. If I fail to furnish my correct TIN, I may be subject to a penalty by the IRS. Also, such a failure would result in backup withholding of a portion of any payment made to me.


X _____________________________________________________________
SIGNATURE OF SHAREHOLDER WHOSE                       Date
SOCIAL SECURITY NUMBER OR EMPLOYER
IDENTIFICATION NUMBER IS SHOWN IN THIS BOX

--------------------------------------------------------------------------------

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3. SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS
--------------------------------------------------------------------------------

   Any Sterling Financial shares and/or any check that you receive in the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name(s) below. If you indicate a different name(s), your signature and a Medallion Signature Guarantee are required and the Substitute Form W-9 on the reverse side must be completed by the new shareholder.

   ___________________________________________________________
   NAME

   ___________________________________________________________
   NAME (If Joint)

   ___________________________________________________________
   ADDRESS

   ___________________________________________________________
   CITY-STATE-ZIP

   X__________________________________________________________
   AUTHORIZED SIGNATURE(S)

   PLACE MEDALLION
   SIGNATURE GUARANTEE HERE

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 4.  SPECIAL DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------

 A Sterling Financial stock certificate and/or a check will be mailed to the person and address shown in Section 1 (or the person and address shown in Section 3, if completed) unless you indicate a different address shown below:

 ___________________________________________________________
 NAME (If Joint)

 ___________________________________________________________
 ADDRESS

 ___________________________________________________________
 CITY-STATE-ZIP




--------------------------------------------------------------------------------

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5. You must complete this Substitute Form W-9 only if you complete Section 3 or if the tax identification number shown in Section 2 is incorrect or missing.
--------------------------------------------------------------------------------
                 PAYOR: AMERICAN STOCK TRANSFER & TRUST COMPANY
--------------------------------------------------------------------------------

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
SUBSTITUTE FORM W-9 DEPARTMENT                                                                                      GIVE FORM TO
OF THE TREASURY                                                                                                   REQUESTER. DO NOT
INTERNAL REVENUE SERVICE                  REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION            SEND TO THE IRS.

-----------------------------------------------------------------------------------------------------------------------------------
                  Name (if a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page 9)

                  -----------------------------------------------------------------------------------------------------------------
                  Business Name, if different from above (See SPECIFIC INSTRUCTIONS on page 9)

     PLEASE       -----------------------------------------------------------------------------------------------------------------
     PRINT
       OR         Check appropriate box:   [ ] Individual/Sole proprietor     [ ] Corporation    [ ] Partnership     [ ] Other
      TYPE        -----------------------------------------------------------------------------------------------------------------
                  Address (number, street, and apt. or suite no.)                              Requester's name and address
                                                                                               (optional)
                  -------------------------------------------------------------------------
                  City, state and zip code

-----------------------------------------------------------------------------------------------------------------------------------
PART I            TAXPAYER IDENTIFICATION NUMBER (TIN)
-----------------------------------------------------------------------------------------------------------------------------------

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
Enter your TIN in the appropriate box.  For         ____________________________________      List account number(s) here (optional)
individuals, this is your Social Security                 SOCIAL SECURITY NUMBER
Number (SSN).  However, if you are a
resident alien or a sole proprietor, see the                        OR
instructions on page 11.  For other
entities, it is your Employer Identification        ____________________________________      PART II    For Payees Exempt from
Number (EIN).  If you do not have a number,           EMPLOYER IDENTIFICATION NUMBER                     Backup Withholding (See the
see HOW TO GET A TIN on page 9.                                                                          instructions on page 10)
NOTE:  If the account is in more than one
name, see the chart on page 11 for
guidelines on whose number to enter.
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PART III CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
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
       Under penalties of perjury, I certify that

       1.   The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to
            me),

       2.   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

       3.   I am a U.S. person( including a U.S. resident alien).  CERTIFICATION INSTRUCTIONS.  You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

------------------------------------------------------------------------------------------------------------------------------------
SIGN       SIGNATURE                                                                                   DATE
HERE
------------------------------------------------------------------------------------------------------------------------------------
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